EXHIBIT 99.2

Certification Pursuant to 18 U. S. C. Section 1350, as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Harrison M. Bains, Jr., Member, Bristol-Myers Squibb Company Savings Plan Committee, hereby certify that, to the best of my knowledge, the Annual Report on Form 11-K for the year ended December 31, 2002 of the Bristol-Myers Squibb Company Employee Incentive Thrift Plan (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bristol-Myers Squibb Company Employee Incentive Thrift Plan.

/S/    HARRISON M. BAINS, JR.

Harrison M. Bains, Jr.

Member, Bristol-Myers Squibb Company

Savings Plan Committee

June 30, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Bristol-Myers Squibb Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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